Fourth Amendment to Second Amended and Restated Credit Agreement

This Fourth Amendment to Second Amended and Restated Credit Agreement (herein, this “Fourth Amendment”) is entered into as of July 1, 2020, among CTO Realty Growth, Inc., a Florida corporation (formerly known as Consolidated-Tomoka Land Co., the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of September 7, 2017, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of May 14, 2018, as amended by the Second Amendment to Amended and Restated Credit Agreement dated as of May 24, 2019, and as amended by the Third Amendment to Amended and Restated Credit Agreement dated as of November 26, 2019 (such Second Amended and Restated Credit Agreement, as heretofore amended, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Administrative Agent and Lenders agree to, among other things, to (i) amend the definition of Tangible Net Worth, (ii) amend the minimum Tangible Net Worth covenant set forth in Section 8.20 of the Credit Agreement and (iii) make certain other revisions to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement will be amended, effective as of March 31, 2020, as follows:

1.1.  The definition of “Tangible Net Worth” in Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tangible Net Worth” means for each applicable period, total shareholder’s equity on the Borrower’s consolidated balance sheet as reported in its Form 10-K or 10-Q for such period, plus (i) accumulated depreciation and amortization and (ii) unrealized losses related to marketable securities, minus, to the extent included when determining stockholders’ equity, (x) all unrealized gains related to marketable securities and (y) all amounts appearing on the assets side of the Borrower’s consolidated balance sheet representing an intangible asset under GAAP (other than lease intangibles, net of lease liabilities) net of all

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amounts appearing on the liabilities side of its consolidated balance sheet representing an intangible liability under GAAP, in each case as determined on a consolidated basis in accordance with GAAP.

1.2.  Clause (e) of Section 8.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)  Maintenance of Net Worth.  The Borrower shall, as of the last day of each Fiscal Quarter, maintain a Tangible Net Worth of not less than the sum of (a) $263,312,927, plus (b) 75% of the aggregate net proceeds received by the Borrower or any of its Subsidiaries after March 31, 2020 in connection with any offering of Stock or Stock Equivalents of the Borrower or the Subsidiaries.

1.3.  Exhibit E (Compliance Certificate) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit E attached hereto.

Section 2.	Conditions Precedent.

The effectiveness of this Fourth Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.  The Borrower, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Fourth Amendment.

2.2.  Legal matters incident to the execution and delivery of this Fourth Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 3.	Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Fourth Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Fourth Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Fourth Amendment.

Section 4.	Miscellaneous.

4.1.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Fourth Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2.The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Fourth Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

4.3.Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

4.4.This Fourth Amendment is a Loan Document.  This Fourth Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Fourth Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Fourth Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  This Fourth Amendment, and the rights and the duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

This Fourth Amendment to Second Amended and Restated Credit Agreement is entered into as of the date and year first above written

“Borrower”

CTO Realty Growth, Inc., a Florida corporation

By	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

“Guarantors”

Indigo Development LLC, a Florida limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its sole member
By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

LHC15 Riverside FL LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its sole manager
By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO16 Monterey LLC,a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its sole member

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

CTO16 Austin LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its sole manager
By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO16 OSI LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its sole manager
By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO17 Sarasota LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its manager

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

CTO17 Westcliff TX LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its sole member

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

Indigo Group Inc., a Florida corporation

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO18 Aspen LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its manager

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO18 Jacksonville FL LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its manager

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

CTO18 Albuquerque NM LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its manager

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

IGI19 FC VA LLC, a Delaware limited liability company

By:	Indigo Group, Inc., a Florida corporation, its manager

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

CTO19 NRH TX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO19 Oceanside NY LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO19 Reston VA LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

CTO19 Carpenter Austin LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

Indigo Group Ltd., a Florida limited partnership

By:	Indigo Group, Inc., a Florida corporation, its General Partner

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO17 Aruba Land LLC, a Delaware limited liability company, as an Issuer

By:	Consolidated -Tomoka Land Co., a Florida corporation, its Member

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

CTO19 STRAND JAX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief

Financial Officer

Daytona JV LLC, a Florida limited liability company

By:	LHC15 Atlantic DB JV LLC, a Delaware limited liability company, its sole manager

By:	CTO Realty Growth, Inc., a Florida corporation, its sole member

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial

Officer

CTO20 Crossroads AZ LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

IGI20 Crossroads AZ LLC, a Delaware limited liability company

By:	Indigo Group Inc., a Florida corporation, its manager

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial

Officer

CTO20 PERIMETER LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc.,
a Florida corporation, its sole manager

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial

Officer

CTO20 PERIMETER II LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its sole manager

By:	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

Accepted and Agreed to.

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as Administrative Agent

By_/s/Gwendolyn Gatz

Name: Gwendolyn Gatz

Title: Director

“Lenders”

Bank of Montreal, as a Lender and Swing Line Lender

By_/s/Gwendolyn Gatz

Name: Gwendolyn Gatz

Title: Director

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

Branch Banking and Trust Company

By: _/s/Karen Cadiente

Name: Karen Cadiente

Title: Assistance Vice President

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

Wells Fargo Bank, National Association

By: _/s/Patrick T. Ramge

Name: Patrick T. Ramge

Title: Senior Vice President

[Signature Page to Fourth Amendment to CTO Realty Growth, Inc. –

Second Amended and Restated Credit Agreement]

Exhibit E

Compliance Certificate

To:	Bank of Montreal, as Administrative Agent under, and the Lenders party to, the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 7, 2017, as amended, among CTO Realty Growth, Inc. (formerly known as Consolidated-Tomoka Land Co., the “Borrower”), the Guarantors signatory thereto, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”).  Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

The Undersigned hereby certifies that:

1.I am the duly elected ____________ of CTO Realty Growth, Inc.;

2.I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

5.The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________ 20___.

CTO Realty Growth, Inc.

By:

  Name:

  Title:

Schedule I

to Compliance Certificate

_________________________________________________

Compliance Calculations

for Second Amended and Restated Credit Agreement
dated as of September 7, 2017, as amended

Calculations as of _____________, _______

A. Maximum Total Indebtedness to Total Asset Value Ratio (Section 8.20(a))
1. Total Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line A1 to A2	____:1.0
4. Line A3 must not exceed	0.60:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
B. Maximum Secured Indebtedness to Total Asset Value Ratio (Section 8.20(b))
1. Secured Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line B1 to B2	____:1.0
4. Line B3 must not exceed	0.40:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
C. Minimum Adjusted EBITDA to Fixed Charges Ratio (Section 8.20(c))
1. Net Income	$___________
2. Depreciation and amortization expense	___________

3. Interest Expense	___________
4. Income tax expense	___________
5. Extraordinary, unrealized or non-recurring losses	___________
6. Non-Cash Compensation Paid in Equity Securities	___________
7. Extraordinary, unrealized or non-recurring gains	___________
8. Income tax benefits	___________
9. Sum of Lines C2, C3, C4, C5 and C6	___________
10. Sum of Lines C7 and C8	___________
11. Line C1 plus Line C9 minus Line C10 (“EBITDA”)	___________
12. Annual Capital Expenditure Reserve	___________
13. Line C11 minus Line C12 (“Adjusted EBITDA”)	___________
14. Interest Expense	___________
15. Principal Amortization Payments	___________
16. Dividends	___________
17. Income Taxes Paid	___________
18. Sum of Lines C14, C15, C16 and C17 (“Fixed Charges”)	___________
19. Ratio of Line C13 to Line C18	____:1.0
20. Line C19 shall not be less than	1.50:1.0 [1.25: 1.0]1
21. The Borrower is in compliance (circle yes or no)	yes/no
D. Maximum Secured Recourse Indebtedness to Total Asset Value Ratio (Section 8.20(d))
1. Secured Recourse Indebtedness	$___________

1 Fiscal Quarter ending 12/31/19

2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line D1 to Line D2	____:1.0
4. Line D3 shall not exceed	0.05:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
E. Tangible Net Worth (Section 8.20(e))
1. Tangible Net Worth	$___________
2. Aggregate net proceeds of Stock and Stock Equivalent offerings after March 31, 2020	___________
3. 75% of Line E2	___________
4. $263,312,927 plus Line E3	___________
5. Line E1 shall not be less than Line E4
6. The Borrower is in compliance (circle yes or no)	yes/no

F. Investments (Corporate Debt, Stock to Stock Equivalents in REC/REITS/Alpine) (Section 8.8(f))
1.Investments in debt, Stock or Stock Equivalents of listed real estate companies and real estate investment trusts	$__________
2.Investments in Stock of Alpine	$__________
3.Sum of Line F1 and Line F2	$__________
4.Line F3 shall not exceed $15,000,000
5.The Borrower is in compliance (circle yes or no)	yes/no
6.Investments in Stock Equivalents of Alpine	$__________
G. Investments (Joint Ventures) (Section 8.8(j))
1. Cash Investments in Joint Ventures	$___________
2. Total Asset Value	___________
3. Line G1 divided by Line G2	___________
4. Line G3 shall not exceed 10% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no
H. Investments (Assets Under Development) (Section 8.8(k))
1. Assets Under Development	$___________
2. Total Asset Value	___________
3. Line H1 divided by Line H2	___________
4. Line H3 shall not exceed 7.5% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no

I. Investments (Mortgage Loans, Mezzanine Loans and Notes Receivable) (Section 8.8(l))
1. Mortgage Loans, Mezzanine Loans and Notes Receivable	$___________
2. Total Asset Value	___________
3. Line I1 divided by Line I2	___________
4. Line I3 shall not exceed 25% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no
J. Investments (Ground Leases) (Section 8.8(m))
1. Investments in Ground Leases other than Permitted Ground Lease Investments	$___________
2. Total Asset Value	___________
3. Line J1 divided by Line J2	___________
4. Line J3 shall not exceed 20% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no
K. Investments (Stock Repurchases) (Section 8.8(n))
1. Stock Repurchases	$___________
2. Investment Net Sales Proceeds	$___________
3. Line K1 minus Line K2	___________
4. Adjusted EBITDA (from Line C13)2	$___________
5. Fixed Charges (from Line C18)	$___________
6. Sum of lines K3 and K5	$___________
7. Ratio of Line K4 to Line K6	____:1.0
8. Line K7 shall not be less than	1.50:1.0
9. The Borrower is in compliance (circle yes or no)	yes/no

2 Remainder to be completed if Line K5 is greater than $0.

L. Investments (Land Assets) (Section 8.8(o))
1. Land Assets	$___________
2. Total Asset Value	___________
3. Line L1 divided by Line L2	___________
4. Line L3 shall not exceed 10% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no
M. Aggregate Investment Limitation to Total Asset Value (Section 8.8)
1. Sum of Lines F3, F6, G1, H1, I1, J1 and K3	$___________
2. Total Asset Value	____________
3. Line M1 divided by Line M2	___________
4. Line M3 shall not exceed 30% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no

Exhibit A to Schedule I

to Compliance Certificate

of CTO Realty Growth, Inc.

This Exhibit A, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of CTO Realty Growth, Inc. dated _______________, 20__ , as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation]

CTO Realty Growth, Inc.

By:

  Name:

  Title:

Exhibit B to Schedule I

to Compliance Certificate

of CTO Realty Growth, Inc.

This Exhibit B, with a calculation date of _______________, 20___, is attached to Schedule I to the Compliance Certificate of CTO Realty Growth, Inc. dated _______________, 20__ , as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Property NOI for all Properties for Rolling Period most recently ended:

Property	Property Income	Minus	Property Expenses (without Cap. Ex. Reserve or Management Fees)	Minus	Annual Capital Expenditure Reserve	Minus	Greater of 3% of rents or actual management fees	equals	Property NOI
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$_______	-	$___________					=	$________

Total Property NOI for all Properties:$_____________

CTO Realty Growth, Inc.

By:

  Name:

  Title: